SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                           February 4, 2000

                        BELLSOUTH CORPORATION
          (Exact name of registrant as specified in its charter)


         Georgia                 1-8607            58-1533433
       (State or other          (Commission      (IRS Employer
       jurisdiction of           File Number)     Identification
       incorporation)                                 No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
       (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code
                            (404) 249-2000

Item 5.  Other Events

Fourth Quarter 1999 Earnings

On February 4, 2000, BellSouth announced that it will record a one-time, after-tax charge of between $60 million and $80 million in the first quarter of 2000 to reduce its domestic workforce by approximately 2,100 positions. See
Exhibit 99 for a complete copy of the related press release.



February 8, 2000 Analyst Meeting Comments

Ron Dykes, Chief Financial Officer, said at an analyst conference in New York Tuesday that BellSouth expects normalized diluted EPS growth for 2000 as a whole to be in the 10-12 percent range, which may track a quarterly trajectory similar to last year. EPS growth for 2001 was forecast to be in the 13-15 percent range.

Mr. Dykes also stated that consolidated total operating revenue growth is targeted in the 8 to 10 percent range for both 2000 and 2001, with data revenue growth of approximately 30%. Operating expenses for the same period are targeted to grow in the range of 7 to 9 percent. Capital expenditures are projected to be $6.0 to $6.5 billion for 2000 and $5.5 to $6.0 billion for 2001.

Mr. Dykes also announced that BellSouth is studying the possibility of issuing a tracking stock.

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       Cautionary Language Concerning Forward-Looking Statements
--------------------------------------------------------------------------

Statements that do not address historical performance are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

Factors that could affect future operating results and financial position and could cause actual results to differ materially from those expressed in the forward-looking statements are:

o a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;

o the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;

o    further delay in our entry into the interLATA long distance market;

o higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;

o    unanticipated   higher   capital   spending  from  the  deployment  of  new
     technologies; and

o unsatisfactory results in regulatory actions including access reform, universal service, terms of interconnection and unbundled network elements and resale rates;

This list of cautionary statements is not exhaustive. These and other developments could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We have no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing.


Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

  99           Press Release - BellSouth Streamlining Support Staff

                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President and Controller
      February 4, 2000